YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to provide you with this report for the Dreyfus Massachusetts Tax Exempt Bond Fund for the six-month period ended November 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 3.66%,* and an annualized tax-free distribution rate per share of 4.77%.**

Economic Review

   During 1998, the main regions of the world had very different economic fundamentals. The U.S. began the period with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plants and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

   A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The drop in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in real income, a strong labor market and past increases in the prices of assets they owned.

   The negative effect of Asian weakness was felt in the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of the industrial weakness was to cool off a U.S.
economy    that    had    been    growing    rapidly.

   The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields. Monetary policy has begun to ease in both the U.S. and Europe.

   Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management hedge fund crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

Market Environment

  Prices moved higher during the reporting period as various classes of investors found municipal bonds appealing, despite the extent to which equities vied for investors' attention for most of the period. Low inflation and low interest rates helped create and maintain a bond-friendly atmosphere. Not to be overlooked, either, is the improved fiscal posture enjoyed by many states and municipalities, the result of several years of strong economic growth that enhanced the creditworthiness of many municipal securities' issuers, and gave added comfort to investors. The dollar value of newly issued bonds so far in 1998 has surpassed the volume experienced in all but a few previous years. At $255 billion, it is approximately 29% above the same period last year, but nonetheless, a dearth of appropriate bonds persists in several states.
Fortunately, the market has absorbed the new issuance without inordinate volatility in the process. Municipal yields have been, and continue to be, very favorably aligned vis-a-vis U.S. Treasury Bonds. Historically, longer-term municipals have been viewed as being good values when their yields approached 80% to 85% of the yields available on comparable Treasuries. Presently, most measures place the ratio well in excess of 90%. The environment for municipal bonds still appears to be positive, particularly with the Federal Reserve Board's Open Market Committee signaling explicitly, by recent cuts in the target rate for Federal Funds, its preference for lower interest rates.

PORTFOLIO OVERVIEW

   Trading activity during your Fund's most recent reporting period was guided by a distinctly positive view of the Massachusetts market. Much of the time a fully invested position was maintained by drawing portfolio cash reserves to the minimum levels necessary to fulfill ongoing liquidity needs. Attention was focused on those bonds offering not only generous levels of Federal and Massachusetts tax exempt income, but also the potential for significant price appreciation as interest rates declined. To this end, decisions in both the primary and secondary markets were biased toward those securities selling at significant discounts to full par value, which respond more quickly to movements in interest rates than do fuller coupon, par bonds. Additional emphasis was placed on capital appreciation bonds which can be secured at accrual rates higher than conventional bonds and which also historically have mirrored the price movements of the overall market quite consistently.

   Throughout the period, also influencing trading decisions were two more general themes owing more to a desire to enhance the structural integrity of the portfolio than to the direction of the market in general. First, there was a desire to extend the optional redemption provisions of the Fund's holdings. The majority of all outstanding Massachusetts exempt municipal bonds were issued prior to 1993 and the standard method of issuance allows the issuer to retain a ten-year optional redemption, so the majority of bonds available are subject to a premature call in six years or less. To the extent that the optional redemption characteristics of the portfolio can be structured to exceed that of the general market, it should increase the potential performance characteristics
of   the   portfolio   in   both  rising  and  declining  market  environments.

   The second general theme that guided transactions was a desire to increase the underlying credit quality of the Fund's assets. In recent years, as investor demand for Massachusetts tax-free municipal bonds has increased and as the economic fundamentals supporting these credits have improved, the rates of return available on higher and lower rated bonds have narrowed dramatically. As such, one is no longer adequately compensated for holding the debt of lower rated issuers. Should recent trends in higher levels of issuance continue, or the local economic fundamentals begin to deteriorate as a result of the global economic slowdown, a significant widening of these spreads would be expected. By emphasizing higher quality issues and those supported by external credit enhancements, like insurance policies underwritten by one of the major municipal bond insurers, trading seeks to insulate the portfolio from the potential underperformance of lower rated issues.

   Going forward, while we continue to maintain a constructive outlook for the bond market, we remain alert for any signals that the current accommodative stance of monetary policy could be reversed, should unintended inflationary signals emerge. Should this occur, a decidedly more conservative posture will be employed in which, for example, a greater emphasis could be placed on those issues bearing higher levels of income and lesser degrees of potential principal volatility. We appreciate your investment in the Dreyfus Massachusetts Tax Exempt Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.

               Very truly yours


               [Signature logo Richard J. Moynihan]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

December 15, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-Massachusetts residents.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                   NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments--98.4%                                                             Amount             Value
-------------------------------------------------------

                                                                                                _____________     _____________
Massachusetts--95.2%

Amesbury:

  5.25%, 3/15/2011 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,120,000    $    1,190,986

  5.25%, 3/15/2012 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,010,000         1,068,479

  5.25%, 3/15/2013 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,110,000         1,167,376

  5.25%, 3/15/2014 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,085,000         1,134,324

Boston-Mount Pleasant Housing Development Corporation., MFHR, Refunding

  6.75%, 8/1/2023 (Insured; FHA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,620,000         1,727,908

Haverhill 5%, 6/15/2017 (Insured; FGIC). . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,512,810

Lynn 5%, 2/15/2017 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,360,000         2,372,909

Mansfield, Municipal Purpose Loan 5.125%, 8/15/2017 (Insured; FGIC). . . . . . . . . . . .          1,685,000         1,722,660

Mashpee, Municipal Purpose Loan 5.50%, 2/1/2017 (Insured; MBIA). . . . . . . . . . . . . .          2,525,000         2,681,651

Massachusetts Bay Transportation Authority, General Transportation System,
Refunding:

  6.20%, 3/1/2016  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,225,000         4,932,349

  4.50%, 3/1/2026 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,320,175

Massachusetts Development Finance Agency, Revenue (Regis College)

  5.25%, 10/1/2018 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,240,000         1,210,798

Massachusetts Education Loan Authority, Education Loan Revenue

  8%, 6/1/2002 (LOC; Rabobank Nederland) . . . . . . . . . . . . . . . . . . . . . . . . .            525,000           535,930

Massachusetts Educational Financing Authority, Education Loan Revenue

  5.125%, 12/1/2014 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,054,900

Massachusetts Federal Highway Grant 5.125%, 6/15/2015. . . . . . . . . . . . . . . . . . .          2,500,000         2,572,400

Massachusetts Health and Educational Facilities Authority, Revenue:

  (Bentley College) 5%, 7/1/2023 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,477,810

  (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA) . . . . . . . . . . . . . . . . .          2,500,000         2,390,425

  (Massachusetts General Hospital):

    6.25%, 7/1/2020 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,856,510

    Refunding 6%, 7/1/2015 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,148,260

  (Massachusetts Institute of Technology) 5.20%, 1/1/2028  . . . . . . . . . . . . . . . .          2,500,000         2,629,500

  (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . .          1,000,000         1,095,470

  (Medical Academic & Scientific) 6.625%, 1/1/2015 . . . . . . . . . . . . . . . . . . . .          3,000,000         3,333,330

  (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA) . . . . . . . . . . . . . . . .          5,000,000         5,583,500

  (New England Medical Center Hospitals) 6.50%, 7/1/2012 (Insured; FGIC) . . . . . . . . .          2,000,000         2,190,600

  (Newton--Wellesley Hospital) 5.875%, 7/1/2015 (Insured; MBIA)  . . . . . . . . . . . . .          2,000,000         2,172,440

  (Refunding--Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)  . . . . . . . . . . .          1,140,000         1,226,469

  (Refunding--Berklee College of Music) 5%, 10/1/2018 (Insured; MBIA)  . . . . . . . . . .          1,075,000         1,081,633

  (Refunding--Daughters of Charity) 6.10%, 7/1/2014  . . . . . . . . . . . . . . . . . . .          1,100,000         1,198,340

  (Refunding--Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)  . . . . . . . . . . . . . . .          1,000,000         1,066,480

  (Sisters Providence Health System) 6.625%, 11/15/2022 (Prerefunded; 11/15/2004) (a)  . .          3,510,000         3,936,290

Massachusetts Housing Finance Agency, Revenue:

 Housing Projects, Refunding:

    6.30%, 10/1/2013 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,064,560

    6.375%, 4/1/2021 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,300,000         4,609,213

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)            NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------

                                                                                                _____________     _____________

Massachusetts (continued)

Massachusetts Housing Finance Agency, Revenue (continued):

  Multi-Family Residential Housing 9.60%, 8/1/2022 . . . . . . . . . . . . . . . . . . . .     $    1,725,000    $    1,738,593

  Rental Housing:

    6.50%, 7/1/2025 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,628,010

    6.45%, 1/1/2036 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,135,000         2,311,308

    6%, 7/1/2037 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,650,000         2,792,014

    Refunding 6.65%, 7/1/2019 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . .          2,385,000         2,591,303

  Single-Family Housing 6.35%, 6/1/2017  . . . . . . . . . . . . . . . . . . . . . . . . .          2,700,000         2,909,682

Massachusetts Industrial Finance Agency, Revenue:

 (Babson College):

    5.375%, 10/1/2017  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,125,000         2,215,291

    5.25%, 10/1/2027 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,200,000         3,248,672

  Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016  . . . . . . . . . . . . . .          2,885,000         3,095,778

  (Groton School) 5%, 3/1/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,440,000         3,405,806

  Parking Facility (Avon Associates LLC) 5.375%, 4/1/2020 (Insured; MBIA)  . . . . . . . .          2,000,000         2,048,340

  (Refunding--Holy Cross College):

    6%, 11/1/2002  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            400,000           432,888

    6.375%, 11/1/2015 (Prerefunded; 11/1/2002) (a) . . . . . . . . . . . . . . . . . . . .          2,000,000         2,226,160

  (Refunding--Merrimack College):

    5%, 7/1/2017 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,008,550

    5%, 7/1/2027 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,600,000         3,575,448

  (Refunding--Ogden Haverhill Project) 5.60%, 12/1/2019  . . . . . . . . . . . . . . . . .          1,000,000         1,002,690

  (Refunding--Phillips Academy) 5.375%, 9/1/2023 . . . . . . . . . . . . . . . . . . . . .          4,330,000         4,517,662

  (Refunding--Worcester Polytechnic Institute) 5.125%, 9/1/2017 (Insured; MBIA)  . . . . .          1,000,000         1,020,650

  (WGBH Educational Foundation) 5%, 3/1/2028 (Insured; AMBAC)  . . . . . . . . . . . . . .          1,750,000         1,737,890

Massachusetts Municipal Wholesale Electric Company,

 Power Supply System Revenue, Refunding:

    6.40%, 7/1/2002  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            400,000           430,788

    6.125%, 7/1/2019 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,088,170

Massachusetts Port Authority, Revenue:

  Special Facilities (US Air Project) 5.75%, 9/1/2016 (Insured; MBIA)  . . . . . . . . . .          5,000,000         5,400,450

  Special Project (Harborside Hyatt) 10%, 3/1/2026 . . . . . . . . . . . . . . . . . . . .          8,000,000         8,838,480

Massachusetts Turnpike Authority, Metropolitan Highway System Revenue:

  5.25%, 1/1/2017 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,215,000         6,423,700

  Zero Coupon, 1/1/2028 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . .         24,000,000         5,547,120

Massachusetts Water Pollution Abatement Trust

  (Pool Loan Program) 5.625%, 2/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,339,350

Methuen 5.125%, 5/15/2015. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,665,000         1,720,944

North Attleborough 5.25%, 3/1/2017 (Insured; AMBAC). . . . . . . . . . . . . . . . . . . .          1,680,000         1,741,303

Northampton (School Project Loan Act of 1948) 5.75%, 5/15/2016 (Insured; MBIA) . . . . . .          1,520,000         1,650,431

South Essex Sewerage District, Refunding

  5.25%, 6/15/2018 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,720,000         2,799,125

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC). . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,085,660

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)            NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                 Principal

Long-Term Municipal Investments (continued)                                                       Amount             Value
-------------------------------------------------------

                                                                                                _____________     _____________

U.S. Related--3.2%

Guam Airport Authority, Revenue 6.70%, 10/1/2023 . . . . . . . . . . . . . . . . . . . . .     $    3,000,000    $    3,284,730

Virgin Islands Water and Power Authority, Electric System Revenue

  7.40%, 7/1/2011 (Prerefunded 7/1/2001) (a) . . . . . . . . . . . . . . . . . . . . . . .          1,815,000         1,992,743

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $151,743,270). . . . . . . . . . . . . . . . .                         $163,116,214

                                                                                                                  =============


Short-Term Municipal Investments--1.2%
-------------------------------------------------------

Massachusetts;

Massachusetts Health and Educational Facilities Authority, Revenue , VRDN

  (Capital Assets Program) 2.50% (Insured; MBIA) (b) (cost $2,100,000) . . . . . . . . . .     $    2,100,000    $    2,100,000

                                                                                                                  =============

TOTAL INVESTMENTS (cost $153,843,270). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.6%      $165,216,214

                                                                                                     ========     =============


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .4%   $       601,653

                                                                                                     ========     =============

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $165,817,867

                                                                                                     ========     =============

Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                   Insurance Corporation

FHA         Federal Housing Administration                          MFHR        Multi-Family Housing Revenue

LOC         Letter of Credit                                        VRDN        Variable Rate Demand Notes

Summary of Combined Ratings
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

____                               ________                          _________________              ___________________

AAA                                Aaa                               AAA                                  64.1%

AA                                 Aa                                AA                                   13.4

A                                  A                                 A                                     9.2

BBB                                Baa                               BBB                                   4.8

F1+ & F-1                          MIG1, VMIG1 & P1                  SP1 & A1                              1.3

Not Rated (c)                      Not Rated (c)                     Not Rated (c)                         7.2

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         =======


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a)Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government
 Securities  which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds  in full at the earliest refunding date.

(b)Security payable on demand. Variable interest rate-subject to periodic change.

(c)Securites which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

(d)  At November 30, 1998, 34.2% of the Fund's net assets are insured by MBIA.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES             NOVEMBER 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                                _____________      ____________
ASSETS:                          Investments in securities-See Statement of Investments  .       $153,843,270      $165,216,214

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              636,964

                                 Receivable for shares of Beneficial Interest subscribed . .                          3,431,000

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            2,729,485

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               36,351

                                                                                                                  _____________

                                                                                                                    172,050,014

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               79,346

                                 Payable for investment securities purchased . . . . . . .                            6,119,743

                                 Payable for shares of Beneficial Interest redeemed  . . .                                2,000

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               31,058

                                                                                                                  _____________

                                                                                                                      6,232,147

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $165,817,867

                                                                                                                  =============

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $153,343,340

                                 Accumulated net realized gain (loss) on investments . . .                            1,101,583

                                 Accumulated net unrealized appreciation (depreciation)

                                   on investments--Note 4(b) . . . . . . . . . . . . . . .                           11,372,944

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $165,817,867

                                                                                                                  =============

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.01 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED). . . . . . .                            9,639,696

NET ASSET VALUE, offering and redemption price per share-Note 3(d) . . . . . . . . . . . .                               $17.20

                                                                                                                       ========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS        SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest  . . . . . . . . . . . . . . . . . . . . . . . .                           $4,554,002

EXPENSES:                        Management fee-Note 3(a)  . . . . . . . . . . . . . . . .        $   485,825

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            121,621

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             21,200

                                 Trustees' fees and expenses--Note 3(c)  . . . . . . . . .             11,302

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .              8,476

                                 Registration fees . . . . . . . . . . . . . . . . . . . .              6,548

                                 Prospectus and shareholders' reports  . . . . . . . . . .              6,369

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                182

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              7,352

                                                                                                  ___________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              668,875

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,885,127

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .        $   551,823

                                 Net unrealized appreciation (depreciation) on investments . .      1,284,433

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            1,836,256

                                                                                                                   ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $5,721,383

                                                                                                                    ===========


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Six Months Ended

                                                                                          November 30, 1998      Year Ended

                                                                                             (Unaudited)        May 31, 1998

                                                                                           ______________       _____________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    3,885,127      $     7,696,276

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .              551,823            1,613,125

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .            1,284,433            4,856,951

                                                                                            _____________        _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .            5,721,383           14,166,352

                                                                                            _____________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (3,927,680)          (7,675,059)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .             --                    (15,621)

                                                                                            _____________        _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (3,927,680)          (7,690,680)

                                                                                            _____________        _____________

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .           15,461,243           29,221,354

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,891,110            5,583,861

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (14,546,434)         (32,442,095)

                                                                                            _____________        _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . .            3,805,919            2,363,120

                                                                                            _____________        _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .            5,599,622            8,838,792

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          160,218,245          151,379,453

                                                                                            _____________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $165,817,867         $160,218,245

                                                                                            =============        =============

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .             --              $      42,553

                                                                                            _____________        _____________

                                                                                               Shares               Shares

                                                                                            _____________        _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              901,487            1,734,657

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .              168,624              332,552

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (849,917)          (1,930,393)

                                                                                            _____________        _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .              220,194              136,816

                                                                                            =============        =============

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                      Six Months Ended

                                                     November 30, 1998                    Year Ended May 31,

                                                                          _______________________________________________________

PER SHARE DATA:                                         (Unaudited)       1998        1997         1996        1995      1994

                                                     _________________   _______     _______      _______     _______   _______
   Net asset value, beginning of period  . . .        $17.01              $16.31     $15.86        $16.25      $16.03    $17.01

                                                     _______             _______     _______      _______     _______   _______

   Investment Operations:

        Investment income--net  . . . . . . . . . .      .42                 .83        .85           .88         .91       .91

   Net realized and unrealized gain (loss)

       on investments  . . . . . . . . . . . .           .19                 .70        .45          (.39)        .22      (.52)

                                                     _______             _______     _______      _______     _______   _______

   Total from Investment Operations  . . . . .           .61                1.53       1.30           .49        1.13       .39

                                                     _______             _______     _______      _______     _______   _______

   Distributions:

   Dividends from investment income--net . . .          (.42)               (.83)       (.85)        (.88)       (.91)     (.92)

   Dividends from net realized gain on investments        --                  --          --           --          --      (.21)

   Dividends in excess of net realized gain

       on investments  . . . . . . . . . . . .            --                  --          --           --          --      (.24)

                                                     _______             _______     _______      _______     _______   _______

   Total Distributions . . . . . . . . . . . .         (.42)                (.83)       (.85)        (.88)       (.91)    (1.37)

                                                     _______             _______     _______      _______     _______   _______

   Net asset value, end of period  . . . . . .        $17.20              $17.01      $16.31       $15.86      $16.25    $16.03

                                                     =======             =======     =======      =======     =======   =======

TOTAL INVESTMENT RETURN. . . . . . . . . . . .          7.30%(1)            9.52%       8.37%        3.06%       7.39%     2.07%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . .           .83%(1)             .81%        .79%         .79%        .80%      .80%

   Ratio of net investment income

       to average net assets . . . . . . . . .          4.80%(1)            4.97%       5.27%        5.43%       5.77%     5.30%

   Portfolio Turnover Rate . . . . . . . . . .         11.12%(2)           28.53%      38.29%       60.67%      38.34%    29.73%

   Net Assets, end of period (000's Omitted) . .   $ 165,818           $ 160,218   $ 151,379    $ 151,722   $ 160,750 $ 168,473
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Massachusetts Tax Exempt Bond Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings of $6,988 during the period ended November 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1998, the Fund was charged $67,858 pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1998, the Fund was charged $33,452 pursuant to the transfer agency agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended November 30, 1998, redemption fees amounted to $4,975.

DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1998, amounted to $23,812,266 and $17,550,910, respectively.

   (B)  At  November  30,  1998,  accumulated  net  unrealized  appreciation  on
investments   was   $11,372,944   consisting  of  $11,418,074  gross  unrealized
appreciation and $45,130 gross unrealized depreciation.

At November 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)

DREYFUS MASSACHUSETTS

 TAX EXEMPT BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             267SA9811

Massachusetts

Tax Exempt

Bond Fund

Semi-Annual Report

November 30, 1998